EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Gulf Coast Oil & Gas, Inc. (the "Company") on Form 10-KSB/A for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rahim Rayani, President and Chief Executive Officer and Principal Financial and Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 7, 2006
                                /S/ RAHIM RAYANI
                                ----------------
                                Rahim Rayani
                                President and Chief Executive Officer
                                   Chief Financial Officer